EXHIBIT 99.2

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                    CHIEF FINANCIAL OFFICER
---------------------------------------          ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Drew Keith                                              12/20/00
---------------------------------------          ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

/s/ KEVIN K. CRAIG                               CONTROLLER, KITTY HAWK INC.
---------------------------------------          ---------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

Kevin K. Craig                                           12/20/00
---------------------------------------          ---------------------------
PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------------------
                                                                        MONTH                    MONTH                MONTH
                                               SCHEDULE           --------------------------------------------------------------
ASSETS                                          AMOUNT              OCTOBER, 2000            NOVEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                             $16,904                   $20,628                  $21,578
--------------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                    $0                        $0                       $0
--------------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                    $16,904                   $20,628                  $21,578                 $0
--------------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                 $29,303,045               $13,024,107              $14,337,193
--------------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                  $1,508,508                $2,808,584               $2,419,148
--------------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                   $0                        $0                       $0
--------------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                           $2,294,717               $19,178,545              $21,783,033
--------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                      $111,256,463              ($44,672,920)            ($46,754,527)
--------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                     $144,379,636               ($9,641,056)             ($8,193,575)                $0
--------------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT              $166,772,560              $217,508,349             $217,295,496
--------------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                             $0               $51,878,276              $51,188,137
--------------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                $166,772,560              $165,630,073             $166,107,359                 $0
--------------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS
--------------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET  OF
    AMORTIZATION (ATTACH LIST)                         $0                $4,220,037               $4,206,850
--------------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                $0                        $0                       $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                             $311,152,196              $160,209,054             $162,120,634                 $0
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                     $4,357,039               $8,009,017
--------------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                          $226,700                 $284,286
--------------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                                $0                 $925,000
--------------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                            $0                       $0
--------------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                                 $0               $8,465,438
--------------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                  $9,548,468               $5,028,842
--------------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                         $14,132,207              $22,712,583                 $0
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                        $29,350,000              $29,350,000
--------------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                              $2,177,962                        $0                       $0
--------------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                           $184,252,878               $30,473,790              $30,185,978
--------------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                $0               $20,075,979              $20,024,758
--------------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES            $186,430,840               $79,899,769              $79,560,736                 $0
--------------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                        $186,430,840               $94,031,976             $102,273,319                 $0
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                          $69,645,449              $69,645,449
--------------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                    ($3,468,371)             ($9,798,134)
--------------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                       $0               $66,177,078              $59,847,315                 $0
--------------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                           $186,430,840              $160,209,054             $162,120,634                 $0
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------
                                                       MONTH                  MONTH              MONTH
                                              -------------------------------------------------------------      QUARTER
REVENUES                                             OCTOBER, 2000         NOVEMBER, 2000                         TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                     $15,743,416            $15,352,722                      $31,096,138
---------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                                   $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                        $15,743,416            $15,352,722             $0       $31,096,138
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                                    $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                                $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                             $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                                    $0                     $0             $0                $0
---------------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                       $15,743,416            $15,352,722             $0       $31,096,138
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                           $32,291                $32,291                          $64,582
---------------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                         $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                            $1,410,441             $1,342,905                       $2,753,346
---------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                        $2,577,341             $2,503,385                       $5,080,726
---------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                $13,452,447            $13,651,432                      $27,103,879
---------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                           $17,472,520            $17,530,013             $0       $35,002,533
---------------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                   ($1,729,104)           ($2,177,291)            $0       ($3,906,395)
---------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                            $0                ($1,762)                         ($1,762)
---------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                           $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                      $566,251               $451,382                       $1,017,633
---------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                                      $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                           $13,188                $13,188                          $26,376
---------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                   $240,725             $7,909,507                       $8,150,232
---------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                           $820,164             $8,372,315             $0        $9,192,479
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                           $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                           $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                         $0                     $0                               $0
---------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                               $0                     $0             $0                $0
---------------------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                         ($1,020,007)           ($4,219,843)                     ($5,239,850)
---------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                  ($1,529,261)           ($6,329,763)            $0       ($7,859,024)
---------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-3

CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96

--------------------------------------------------------------------------------------------------------------------------------
                                                         MONTH                    MONTH               MONTH
CASH RECEIPTS AND                                   -------------------------------------------------------------     QUARTER
DISBURSEMENTS                                          OCTOBER, 2000          NOVEMBER, 2000                            TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                               $20,999                 $20,628         $21,578             $20,999
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                   $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                                  $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                        $14,344,857             $12,215,082                         $26,559,939
--------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                            $14,344,857             $12,215,082              $0         $26,559,939
--------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                               $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                               $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                ($14,345,228)           ($12,214,132)                       ($26,559,360)
--------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                       ($14,345,228)           ($12,214,132)             $0        ($26,559,360)
--------------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                            ($371)                   $950              $0                $579
--------------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                    $20,628                 $21,578         $21,578             $21,578
--------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                                  $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                           $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                                $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                        $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                                    $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                    $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                          $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                             $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                       $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                                $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                        $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                     $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                                  $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                          $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                                $0                      $0              $0                  $0
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                            $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                            $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                          $0                      $0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                                $0                      $0              $0                  $0
--------------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                          $0                      $0              $0                  $0
--------------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                             ($371)                   $950              $0                $579
--------------------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                     $20,628                 $21,578         $21,578             $21,578
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-4

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

--------------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE             MONTH               MONTH             MONTH
                                                                    ------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT           OCTOBER, 2000      NOVEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------
1.  0-30                                             $27,808,237          $9,668,192         $10,755,762
--------------------------------------------------------------------------------------------------------------------------
2.  31-60                                               $648,873            $809,259            ($20,224)
--------------------------------------------------------------------------------------------------------------------------
3.  61-90                                               $923,454            ($80,208)             $1,771
--------------------------------------------------------------------------------------------------------------------------
4.  91+                                                  ($77,519)         $1,147,186          $1,405,087
--------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                         $29,303,045         $11,544,429         $12,142,396              $0
--------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE
--------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                         $29,303,045         $11,544,429         $12,142,396              $0
--------------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                MONTH: NOVEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                         0-30                    31-60                 61-90                91+
TAXES PAYABLE                            DAYS                     DAYS                 DAYS                DAYS        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                                   $0                     $0                  $0                  $0              $0
--------------------------------------------------------------------------------------------------------------------------------
2.  STATE                               $284,286                     $0                  $0                  $0        $284,286
--------------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                                            $0                  $0                  $0              $0
--------------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                                              $0                  $0                  $0              $0
--------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                 $284,286                     $0                  $0                  $0        $284,286
--------------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                  $3,530,494             $1,120,273            $537,500          $2,820,750      $8,009,017
--------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                            MONTH: NOVEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                               BEGINNING            AMOUNT                               ENDING
                                                                  TAX            WITHHELD AND/          AMOUNT            TAX
FEDERAL                                                        LIABILITY*         0R ACCRUED             PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                                    $0            $921,806            $921,806              $0
--------------------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                                  $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                                  $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                                     $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                           $0                  $0                  $0              $0
--------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                              $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                              $0            $921,806            $921,806              $0
--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                                      $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
9.  SALES                                                            $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                     $226,700             $57,586                            $284,286
--------------------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                                     $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                                    $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                                $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                              $0                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                        $226,700             $57,586                  $0        $284,286
--------------------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                                $226,700            $979,392            $921,806        $284,286
--------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-5

CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                          MONTH: NOVEMBER, 2000

BANK RECONCILIATIONS                                 Account #1        Account #2       Account #3
---------------------------------------------------------------------------------------------------------------------
A.  BANK:                                             Bank One
-----------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                100130152                                           TOTAL
-----------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                            Operating Account
---------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                   $0                                               $0
---------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                             $0                                               $0
---------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                                 $0                                               $0
---------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                      $0                                               $0
---------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                                  $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE             INSTRUMENT         PRICE            VALUE
--------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                          $0              $0
--------------------------------------------------------------------------------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                        $21,578
--------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                               $21,578
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-6

CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96

                                                        MONTH:  NOVEMBER 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------
                                   INSIDERS
-----------------------------------------------------------------------------
                       TYPE OF                      AMOUNT         TOTAL PAID
        NAME           PAYMENT                       PAID            TO DATE
-----------------------------------------------------------------------------
1.  Clark Stevens      Salary                      $16,458          $106,457
-----------------------------------------------------------------------------
2.  Donny Scott        Salary                      $15,833           $75,832
-----------------------------------------------------------------------------
3.  Susan Hawley       Salary                           $0           $41,667
-----------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                    $32,291          $223,956
-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                                         TOTAL
                              ORDER AUTHORIZING             AMOUNT            AMOUNT            TOTAL PAID           INCURRED
                  NAME             PAYMENT                 APPROVED            PAID              TO DATE            & UNPAID *
---------------------------------------------------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                                          $0                $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------

*   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

----------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED          AMOUNTS
                                                                MONTHLY            PAID                 TOTAL
                                                               PAYMENTS           DURING                UNPAID
  NAME OF CREDITOR                                                DUE              MONTH            POSTPETITION
----------------------------------------------------------------------------------------------------------------
1.  PEGASUS                                                     $403,000          $403,000                   $0
----------------------------------------------------------------------------------------------------------------
2.  REPUBLIC                                                    $269,166          $269,166                   $0
----------------------------------------------------------------------------------------------------------------
3.  PROVIDENT                                                   $125,000          $125,000                   $0
----------------------------------------------------------------------------------------------------------------
4.  COAST BUSINESS                                              $262,000          $262,000                   $0
----------------------------------------------------------------------------------------------------------------
5.  WELLS FARGO                                                       $0                $0                   $0
----------------------------------------------------------------------------------------------------------------
6.  TOTAL                                                     $1,059,166        $1,059,166                   $0
----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL  BASIS-7

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: NOVEMBER, 2000


QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                              YES         NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE           X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                         X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                 X
    LOANS) DUE  FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                 X
    THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                       X
    DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                     X
    PAST DUE?
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                         X
    DELINQUENT?
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                        X
    REPORTING PERIOD?
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a) Return of aircraft N270AX & Purchase of Leased a/c N90AX + N180AX + Engines, with write-off of previously capitalized improvements


INSURANCE
--------------------------------------------------------------------------------
                                                              YES         NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER     X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                     X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------
 TYPE OF                                                          PAYMENT AMOUNT
  POLICY           CARRIER                      PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.                      FOOTNOTES SUPPLEMENT

CASE  NUMBER:  400-42142-BJH-11                            ACCRUAL BASIS

                                                           MONTH: NOVEMBER, 2000


--------------------------------------------------------------------------------
ACCRUAL BASIS   LINE
 FORM NUMBER    NUMBER       FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------
      3           8      All cash received into the subsidiary cash account is
                         swept each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------
      3          31      All disbursements (either by wire transfer or check),
                         including payroll, are disbursed out of the Kitty
                         Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
      4           6      All assessments of uncollectible accounts receivable
                         are done at Kitty Hawk, Inc.  All reserves are recorded
                         at Inc. and pushed down to Inc.'s subsidiaries as
                         deemed necessary.
--------------------------------------------------------------------------------
      7           3      All insurance policies are carried in the name of Kitty
                         Hawk, Inc. and its subsidiaries. Therefore, they are
                         listed here accordingly.
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                                 NOVEMBER, 2000


ACCRUAL BASIS-1

8.  OTHER (ATTACH LIST)                                $ (46,754,527)Reported
                                                       -------------
        Intercompany Receivables                         (51,129,901)
        Deposits - State Street Bank (TA Air)              3,534,696
        Deposits - Landing & Parking                          25,000
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      112,723
        Deposits - Misc                                      527,709
        Intangible - Mather                                  110,121
                                                       -------------
                                                         (46,754,527)Detail
                                                       -------------
                                                                   - Difference


14. OTHER (ATTACH LIST)                                $   4,206,850 Reported
                                                       -------------
        Deposits - Aircraft Leases                         2,940,816
        Intangible - ATAZ STC                              1,266,034
                                                       -------------
                                                           4,206,850 Detail
                                                       -------------
                                                                   - Difference


22. OTHER (ATTACH LIST)                                $   5,028,842 Reported
                                                       -------------
        Accrued A/P                                        1,962,296
        Deposit held for ATAZ sale                           150,000
        Accrued Salaries & Wages                           2,008,187
        Accrued 401K & Misc PR Deductions                     60,390
        Accrued PR Taxes (FICA)                              125,946
        Accrued Fuel Exp                                   6,543,451
        Accrued Interest                                     580,636
        Accrued Maintenance Reserves                         131,502
        Accrued Fed Income Tax (Post)                     (6,533,566)
                                                       -------------
                                                           5,028,842 Detail
                                                       -------------
                                                                   - Difference


27. OTHER (ATTACH LIST)                                $  20,024,758 Reported
                                                       -------------
        Accrued A/P                                        5,284,497
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    490
        FINOVA Equip Accrued                                 366,396
        Pegasus Lease Incentive                              773,500
                                                       -------------
                                                          20,024,758 Detail
                                                       -------------
                                                                   - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                                 NOVEMBER, 2000

ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                                $  13,651,432 Reported
                                                       -------------
        Aircraft Expense                                   2,373,578
        Maintenance                                        4,579,090
        Fuel                                                 746,048
        Ops Wages-Flight                                   2,211,268
        Ops Wages-Grnd                                       876,300
        Ground Handling                                    1,000,253
        Other Operating Exp                                1,864,895
                                                       -------------
                                                          13,651,432 Detail
                                                       -------------
                                                                   - Difference

16. NON OPERATING INCOME (ATT. LIST)                         ($1,762)Reported
                                                       -------------
        Non-Op Income                                         (1,762)Detail
                                                       -------------
                                                                   - Difference

21. OTHER (ATTACH LIST)                                $   7,909,507 Reported
                                                       -------------
        (Gain)/Loss on Sale of Assets                      7,909,507 Detail
                                                       -------------
                                                                   - Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                   (12,214,132)Reported
                                                       -------------
        Transfer to Inc - all money sweeps               (12,214,132)Detail
                                                       -------------
           to KH Inc. Case #400-42141                              - Difference
                                                       -------------